Biological Assets	12 Months Ended
Dec. 31, 2025
Disclosure of reconciliation of changes in biological assets [abstract]
Biological Assets
9.
Biological assets

The Company’s biological assets consist of cannabis plants in various stages of vegetation, including plants which have not been harvested. The change in carrying value of biological assets is as follows:

As at	December 31, 2025	December 31, 2024
Balance, beginning of year	1,187	429
Increase in biological assets due to capitalized costs	16,082	7,026
Net change in fair value of biological assets	2,322	(675)
Transferred to inventory upon harvest	(16,471)	(5,593)
Balance, end of year	3,120	1,187

Biological assets are valued in accordance with International Accounting Standard 41 – Agriculture and are presented at their fair value less costs to sell up to the point of harvest. This is determined using a model which estimates the expected harvest yield in grams for plants currently being cultivated, and then adjusts that amount for the expected selling price less costs to produce and sell per gram.

The fair value measurements for biological assets have been categorized as Level 3 fair values based on the inputs to the valuation technique used. The Company’s method of accounting for biological assets attributes value accretion on a straight-line basis throughout the life of the biological asset from initial cloning to the point of harvest.

The Company estimates the harvest yields for cannabis at various stages of growth. As at December 31, 2025, it is estimated that the Company’s biological assets will yield approximately 12,189 kilograms (December 31, 2024 — 4,500 kilograms) of dry cannabis when harvested. During the year ended December 31, 2025, the Company harvested 29,693 kilograms of dry cannabis (year ended December 31, 2024 — 10,464 kilograms).